Contract Revenue and Grant Income	6 Months Ended
Jun. 30, 2012
Grant Income Disclosure [Abstract]
Contract Revenue and Grant Income
Contract Revenue and Grant Income
A significant portion of our revenue is recognized but not billed as of each reporting date. As of June 30, 2012 and December 31, 2011, we had earned but un-invoiced revenue of $75.1 million and $98.2 million, respectively, from rendering services relating to projects that are completed or delivered but for which we had not yet invoiced the customer. We recognize un-invoiced revenue when all revenue recognition criteria are met. However, accrued contract receivables are not included in trade receivables until the customer is invoiced.
From time to time, we receive grants from the European Union for the development and roll-out of mobile and broadband value-added services and various e-commerce related services. We recognize income under these grants as it is earned as an offset to the costs and expenses reimbursed by the grants. The earned amounts offset against depreciation and amortization costs for the three and six months ended June 30, 2012 and 2011 were $895,000 and $1,185,000 and $1,812,000 and $2,166,000, respectively.